Exhibit 99.2

American Financial Group, Inc. Investor Supplement - First Quarter 2019

May 1, 2019 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2019

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Highlights
Net earnings (loss)	$329	$(29)	$204	$210	$145	$530	$475
Core net operating earnings	184	159	198	185	219	761	588
Total assets	66,132	63,456	64,190	61,834	60,656	63,456	60,658
Adjusted shareholders’ equity (a)	5,201	4,898	5,103	4,920	4,865	4,898	4,724
Property and Casualty net written premiums	1,147	1,208	1,456	1,257	1,102	5,023	4,751
Annuity statutory premiums	1,395	1,482	1,378	1,399	1,148	5,407	4,341
Per share data
Diluted earnings per share	$3.63	$(0.33)	$2.26	$2.31	$1.60	$5.85	$5.28
Core net operating earnings per share	2.02	1.75	2.19	2.04	2.42	8.40	6.55
Adjusted book value per share (a)	58.02	54.86	57.22	55.24	54.74	54.86	53.51
Cash dividends per common share	0.4000	1.9000	0.3500	1.8500	0.3500	4.4500	4.7875
Financial ratios
Annualized return on equity (b)	25.9%	(2.3%)	16.3%	17.1%	12.3%	10.9%	10.3%
Annualized core operating return on equity (b)	14.5%	12.6%	15.8%	15.1%	18.6%	15.6%	12.7%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	58.9%	62.7%	64.3%	59.7%	57.8%	61.3%	62.9%
Underwriting expense ratio	33.6%	29.3%	31.4%	34.0%	33.9%	32.1%	30.2%

Combined ratio - Specialty	92.5%	92.0%	95.7%	93.7%	91.7%	93.4%	93.1%

Net spread on fixed annuities:
Net interest spread	2.59%	2.58%	2.67%	2.81%	2.75%	2.70%	2.62%
Net spread earned:
Before impact of fair value accounting and unlockings	1.43%	0.81%	1.37%	1.46%	1.38%	1.26%	1.34%
Impact of fair value accounting (c)	(0.47%)	(0.52%)	(0.02%)	0.04%	0.16%	(0.10%)	(0.10%)
Unlockings	0.00%	(0.04%)	0.00%	(0.32%)	0.00%	(0.09%)	(0.01%)

After impact of fair value accounting and unlockings	0.96%	0.25%	1.35%	1.18%	1.54%	1.07%	1.23%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives and the estimated net offsets to deferred sales inducements, deferred policy acquisition costs and related reserves.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	09/30/18	06/30/18	3/31/18	12/31/18	12/31/17
Property and Casualty Insurance
Underwriting profit	$87	$101	$56	$72	$91	$320	$313
Net investment income	104	115	108	115	100	438	362
Other income (expense)	(6)	(2)	(6)	(7)	(3)	(18)	(15)

Property and Casualty Insurance operating earnings	185	214	158	180	188	740	660
Annuity earnings	90	20	117	99	125	361	380
Interest expense of parent holding companies	(16)	(16)	(15)	(16)	(15)	(62)	(85)
Other expense	(27)	(13)	(22)	(32)	(27)	(94)	(92)

Pre-tax core operating earnings	232	205	238	231	271	945	863
Income tax expense	48	46	40	46	52	184	275

Core net operating earnings	184	159	198	185	219	761	588
Non-core items, net of tax:
Realized gains (losses) on securities	145	(188)	27	25	(74)	(210)	3
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(14)	—	—	(14)	(58)
Former Railroad and Manufacturing operations	—	—	(7)	—	—	(7)	(16)
Neon exited lines charge	—	—	—	—	—	—	18
Tax benefit related to Neon restructuring	—	—	—	—	—	—	56
Tax expense related to change in U.S. corporate tax rate	—	—	—	—	—	—	(83)
Loss on retirement of debt	—	—	—	—	—	—	(33)

Net earnings	$329	$(29)	$204	$210	$145	$530	$475

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended						Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18		12/31/18	12/31/17
Core net operating earnings	$184	$159	$198	$185	$219		$761	$588

Net earnings	$329	$(29)	$204	$210	$145		$530	$475

Average number of diluted shares - core	90.695	90.668	90.731	90.663	90.431	#	90.626	89.812
Average number of diluted shares - net	90.695	89.278	90.731	90.663	90.431		90.626	89.812
Diluted earnings per share:
Core net operating earnings per share	$2.02	$1.75	$2.19	$2.04	$2.42	#	$8.40	$6.55
Realized gains (losses) on securities	1.61	(2.08)	0.31	0.27	(0.82)		(2.31)	0.03
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.16)	—	—		(0.16)	(0.64)
Former Railroad and Manufacturing operations	—	—	(0.08)	—	—		(0.08)	(0.18)
Neon exited lines charge	—	—	—	—	—		—	0.19
Tax benefit related to Neon restructuring	—	—	—	—	—		—	0.62
Tax expense related to change in U.S. corporate tax rate	—	—	—	—	—		—	(0.92)
Loss on retirement of debt	—	—	—	—	—		—	(0.37)

Diluted earnings per share	$3.63	$(0.33)	$2.26	$2.31	$1.60		$5.85	$5.28

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Property and Transportation	$39	$64	$—	$23	$33	$120	$154
Specialty Casualty	36	22	49	29	41	141	104
Specialty Financial	13	20	9	22	15	66	61
Other Specialty	—	(4)	(3)	(1)	3	(5)	(2)

Underwriting profit - Specialty	88	102	55	73	92	322	317
Other core charges, included in loss and LAE	1	1	(1)	1	1	2	4

Underwriting profit - Core	87	101	56	72	91	320	313
Special A&E charges, included in loss and LAE	—	—	(18)	—	—	(18)	(89)
Neon exited lines charge, included in loss and LAE	—	—	—	—	—	—	18

Underwriting profit (loss) - Property and Casualty Insurance	$87	$101	$38	$72	$91	$302	$242

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$3	$—	$—	$2	$10
Catastrophe loss	12	39	35	16	13	103	140

Total current accident year catastrophe losses	$12	$38	$38	$16	$13	$105	$150

Prior year loss reserve development (favorable) / adverse	$(45)	$(61)	$(31)	$(44)	$(56)	$(192)	$(64)

Combined ratio:
Property and Transportation	89.0%	86.5%	100.0%	93.9%	90.4%	93.1%	91.0%
Specialty Casualty	94.2%	96.5%	92.1%	95.1%	92.9%	94.2%	95.2%
Specialty Financial	91.4%	85.5%	94.4%	85.6%	90.2%	88.9%	89.4%
Other Specialty	98.9%	112.3%	103.0%	105.5%	90.7%	103.7%	102.7%
Combined ratio - Specialty	92.5%	92.0%	95.7%	93.7%	91.7%	93.4%	93.1%
Other core charges	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.4%)
Special A&E charges	0.0%	0.0%	1.5%	0.0%	0.0%	0.4%	1.9%

Combined ratio	92.6%	92.0%	97.2%	93.7%	91.8%	93.8%	94.7%

Combined ratio excl. catastrophe and prior year development	95.4%	93.7%	96.8%	96.2%	95.6%	95.7%	93.1%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.8%	64.4%	65.4%	62.2%	61.7%	63.6%	62.9%
Prior accident year loss reserve development	(3.9%)	(4.7%)	(2.2%)	(3.9%)	(5.0%)	(4.0%)	(1.4%)
Current accident year catastrophe loss	1.1%	3.0%	2.6%	1.4%	1.2%	2.1%	3.0%

Loss and LAE ratio	59.0%	62.7%	65.8%	59.7%	57.9%	61.7%	64.5%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Gross written premiums	$1,535	$1,613	$2,104	$1,665	$1,458	$6,840	$6,502
Ceded reinsurance premiums	(388)	(405)	(648)	(408)	(356)	(1,817)	(1,751)

Net written premiums	1,147	1,208	1,456	1,257	1,102	5,023	4,751
Change in unearned premiums	26	62	(129)	(96)	5	(158)	(172)

Net earned premiums	1,173	1,270	1,327	1,161	1,107	4,865	4,579
Loss and LAE	691	796	855	692	640	2,983	2,880
Underwriting expense	394	372	417	396	375	1,560	1,382

Underwriting profit	$88	$102	$55	$73	$92	$322	$317

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$3	$—	$—	$2	$10
Catastrophe loss	12	39	35	16	13	103	140

Total current accident year catastrophe losses	$12	$38	$38	$16	$13	$105	$150

Prior year loss reserve development (favorable) / adverse	$(46)	$(61)	$(49)	$(45)	$(57)	$(212)	$(139)

Combined ratio:
Loss and LAE ratio	58.9%	62.7%	64.3%	59.7%	57.8%	61.3%	62.9%
Underwriting expense ratio	33.6%	29.3%	31.4%	34.0%	33.9%	32.1%	30.2%

Combined ratio	92.5%	92.0%	95.7%	93.7%	91.7%	93.4%	93.1%

Combined ratio excl. catastrophe and prior year development	95.4%	93.7%	96.8%	96.2%	95.6%	95.7%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.8%	64.4%	65.4%	62.2%	61.7%	63.6%	62.9%
Prior accident year loss reserve development	(4.0%)	(4.7%)	(3.7%)	(3.9%)	(5.1%)	(4.4%)	(3.0%)
Current accident year catastrophe loss	1.1%	3.0%	2.6%	1.4%	1.2%	2.1%	3.0%

Loss and LAE ratio	58.9%	62.7%	64.3%	59.7%	57.8%	61.3%	62.9%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Gross written premiums	$439	$651	$953	$615	$426	$2,645	$2,688
Ceded reinsurance premiums	(95)	(203)	(393)	(193)	(102)	(891)	(923)

Net written premiums	344	448	560	422	324	1,754	1,765
Change in unearned premiums	17	31	(34)	(48)	26	(25)	(54)

Net earned premiums	361	479	526	374	350	1,729	1,711
Loss and LAE	225	327	406	239	220	1,192	1,172
Underwriting expense	97	88	120	112	97	417	385

Underwriting profit	$39	$64	$—	$23	$33	$120	$154

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$1	$—	$—	$—	$2
Catastrophe loss	9	(1)	12	10	5	26	36

Total current accident year catastrophe losses	$9	$(2)	$13	$10	$5	$26	$38

Prior year loss reserve development (favorable) / adverse	$(26)	$(7)	$(4)	$(21)	$(18)	$(50)	$(40)

Combined ratio:
Loss and LAE ratio	62.2%	68.2%	77.1%	63.8%	63.0%	69.0%	68.5%
Underwriting expense ratio	26.8%	18.3%	22.9%	30.1%	27.4%	24.1%	22.5%

Combined ratio	89.0%	86.5%	100.0%	93.9%	90.4%	93.1%	91.0%

Combined ratio excl. catastrophe and prior year development	93.6%	88.2%	98.5%	96.8%	94.1%	94.4%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.8%	69.9%	75.6%	66.7%	66.7%	70.3%	68.7%
Prior accident year loss reserve development	(7.2%)	(1.5%)	(0.8%)	(5.6%)	(5.1%)	(2.8%)	(2.3%)
Current accident year catastrophe loss	2.6%	(0.2%)	2.3%	2.7%	1.4%	1.5%	2.1%

Loss and LAE ratio	62.2%	68.2%	77.1%	63.8%	63.0%	69.0%	68.5%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Gross written premiums	$912	$778	$956	$858	853	$3,445	$3,087
Ceded reinsurance premiums	(286)	(197)	(261)	(219)	(259)	(936)	(807)

Net written premiums	626	581	695	639	594	2,509	2,280
Change in unearned premiums	3	32	(79)	(44)	(15)	(106)	(94)

Net earned premiums	629	613	616	595	579	2,403	2,186
Loss and LAE	388	389	364	378	345	1,476	1,410
Underwriting expense	205	202	203	188	193	786	672

Underwriting profit	$36	$22	$49	$29	$41	$141	$104

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$1	$6
Catastrophe loss	1	28	11	1	5	45	71

Total current accident year catastrophe losses	$1	$28	$12	$1	$5	$46	$77

Prior year loss reserve development (favorable) / adverse	$(13)	$(52)	$(37)	$(15)	$(35)	$(139)	$(86)

Combined ratio:
Loss and LAE ratio	61.6%	63.5%	59.2%	63.4%	59.5%	61.5%	64.5%
Underwriting expense ratio	32.6%	33.0%	32.9%	31.7%	33.4%	32.7%	30.7%

Combined ratio	94.2%	96.5%	92.1%	95.1%	92.9%	94.2%	95.2%

Combined ratio excl. catastrophe and prior year development	96.3%	100.3%	96.4%	97.5%	97.9%	98.1%	95.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.7%	67.3%	63.5%	65.8%	64.5%	65.4%	65.2%
Prior accident year loss reserve development	(2.2%)	(8.5%)	(6.0%)	(2.5%)	(6.0%)	(5.8%)	(4.0%)
Current accident year catastrophe loss	0.1%	4.7%	1.7%	0.1%	1.0%	1.9%	3.3%

Loss and LAE ratio	61.6%	63.5%	59.2%	63.4%	59.5%	61.5%	64.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Gross written premiums	$184	$184	$195	$192	179	$750	$727
Ceded reinsurance premiums	(39)	(42)	(42)	(33)	(31)	(148)	(131)

Net written premiums	145	142	153	159	148	602	596
Change in unearned premiums	1	(1)	(4)	—	1	(4)	(20)

Net earned premiums	146	141	149	159	149	598	576
Loss and LAE	56	51	60	54	60	225	227
Underwriting expense	77	70	80	83	74	307	288

Underwriting profit	$13	$20	$9	$22	$15	$66	$61

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$1	$2
Catastrophe loss	2	10	12	3	3	28	30

Total current accident year catastrophe losses	$2	$10	$13	$3	$3	$29	$32

Prior year loss reserve development (favorable) / adverse	$(6)	$(7)	$(8)	$(8)	$(3)	$(26)	$(21)

Combined ratio:
Loss and LAE ratio	38.2%	36.4%	40.1%	33.9%	40.2%	37.6%	39.4%
Underwriting expense ratio	53.2%	49.1%	54.3%	51.7%	50.0%	51.3%	50.0%

Combined ratio	91.4%	85.5%	94.4%	85.6%	90.2%	88.9%	89.4%

Combined ratio excl. catastrophe and prior year development	94.3%	83.6%	91.5%	89.0%	90.2%	88.6%	87.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	41.1%	34.5%	37.2%	37.3%	40.2%	37.3%	37.8%
Prior accident year loss reserve development	(4.3%)	(5.2%)	(5.1%)	(5.4%)	(1.8%)	(4.4%)	(3.6%)
Current accident year catastrophe loss	1.4%	7.1%	8.0%	2.0%	1.8%	4.7%	5.2%

Loss and LAE ratio	38.2%	36.4%	40.1%	33.9%	40.2%	37.6%	39.4%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	32	37	48	37	36	158	110

Net written premiums	32	37	48	37	36	158	110
Change in unearned premiums	5	—	(12)	(4)	(7)	(23)	(4)

Net earned premiums	37	37	36	33	29	135	106
Loss and LAE	22	29	25	21	15	90	71
Underwriting expense	15	12	14	13	11	50	37

Underwriting profit (loss)	$—	$(4)	$(3)	$(1)	$3	$(5)	$(2)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	2	—	2	—	4	3

Total current accident year catastrophe losses	$—	$2	$—	$2	$—	$4	$3

Prior year loss reserve development (favorable) / adverse	$(1)	$5	$—	$(1)	$(1)	$3	$8

Combined ratio:
Loss and LAE ratio	59.7%	76.5%	65.5%	68.7%	51.3%	66.4%	66.9%
Underwriting expense ratio	39.2%	35.8%	37.5%	36.8%	39.4%	37.3%	35.8%

Combined ratio	98.9%	112.3%	103.0%	105.5%	90.7%	103.7%	102.7%

Combined ratio excl. catastrophe and prior year development	100.8%	95.6%	103.7%	99.6%	96.6%	99.0%	93.0%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Net investment income	$435	$419	$413	$412	$394	$1,638	$1,458
Guaranteed withdrawal benefit fees	16	17	16	16	16	65	60
Policy charges and other miscellaneous income	11	10	11	11	10	42	43

Total revenues	462	446	440	439	420	1,745	1,561
Annuity benefits	311	334	222	260	182	998	892
Acquisition expenses	26	56	69	49	81	255	168
Other expenses	35	36	32	31	32	131	121

Total costs and expenses	372	426	323	340	295	1,384	1,181

Annuity earnings before income taxes	$90	$20	$117	$99	$125	$361	$380

Detail of Annuity earnings before income taxes (see additional detail on page 13)
Earnings before income taxes, impact of fair value accounting and unlockings	$134	$71	$119	$123	$112	$425	$416
Impact of fair value accounting	(44)	(47)	(2)	3	13	(33)	(33)

Total pretax annuity earnings before unlockings	90	24	117	126	125	392	383
Unlockings	—	(4)	—	(27)	—	(31)	(3)

Annuity earnings before income taxes	$90	$20	$117	$99	$125	$361	$380

American Financial Group, Inc. Components of Annuity Earnings Before Income Taxes (net of amortization of DAC, sales inducement costs and other related items) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Components of earnings before fair value (“FV”) accounting for FIAs:
Pretax earnings before items below	$89	$85	$83	$87	$84	$339	$346
Investments marked to market through core operating earnings	26	16	26	33	29	104	49
Impact of stock market on liability for guaranteed benefits (a)	14	(22)	7	2	(1)	(14)	14
Impact of stock market on DAC and sales inducements (b)	5	(8)	3	1	—	(4)	7

Pretax Annuity earnings before FV accounting (c)	$134	$71	$119	$123	$112	$425	$416

Components of Impact of FV accounting:
Interest accreted on Embedded Derivative liability	$(10)	$(11)	$(10)	$(8)	$(7)	$(36)	$(16)
Increase (decrease) in stock market	15	(27)	12	6	(2)	(11)	29
Higher (lower) than expected changes in interest rates	(45)	(4)	(2)	12	27	33	(50)
Other	(4)	(5)	(2)	(7)	(5)	(19)	4

Impact of FV accounting, as reported (c)	$(44)	$(47)	$(2)	$3	$13	$(33)	$(33)

Total pretax annuity earnings before unlockings (c)	$90	$24	$117	$126	$125	$392	$383

Yield on investments marked to market through core operating earnings	10.9%	7.1%	11.7%	16.4%	14.9%	12.4%	8.2%
Increase (decrease) in S&P 500 (a)	13%	(14%)	7%	3%	(1%)	(6%)	19%
Change in average 5 year and 15 year Corporate A2 rates	(0.49%)	(0.07%)	0.09%	0.25%	0.44%	0.71%	(0.13%)
Year over year growth in average invested assets	12%	12%	10%	10%	10%	10%	11%

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(c)

See page 19 for general rules of thumb related to earnings sensitivity from changes in the S&P 500, changes in market interest rates, and incremental yields on investments marked to market through core operating earnings.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Detail of annuity benefits expense:
Interest credited - fixed	$194	$186	$179	$173	$166	$704	$633
Interest credited - fixed component of variable annuities	1	1	1	2	1	5	5
Change in expected death and annuitization reserve	4	4	5	4	4	17	18
Amortization of sales inducements	3	4	5	5	5	19	19
Guaranteed withdrawal benefit reserve:
Impact of change in stock market	(14)	22	(7)	(2)	1	14	(14)
Accretion of benefits and other	21	24	25	21	22	92	81
Change in other benefit reserves	7	8	10	11	8	37	45
Unlockings (a)	—	5	—	54	—	59	35

Subtotal before impact of fair value accounting	216	254	218	268	207	947	822
Embedded derivative mark-to-market (b)	462	(490)	223	82	(63)	(248)	564
Equity option mark-to-market	(367)	570	(219)	(90)	38	299	(494)

Subtotal impact in fair value accounting	95	80	4	(8)	(25)	51	70

Total annuity benefits expense	$311	$334	$222	$260	$182	$998	$892

(a)

Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $28 million in 2018 and $32 million in 2017 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $31 million in 2018 and $3 million in 2017.

(b)	Excludes unlocking impact of $44 million in 2018 and $25 million in 2017.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Average fixed annuity investments (at amortized cost) (a)	$36,991	$35,993	$34,955	$33,935	$33,002	$34,471	$31,250
Average annuity benefits accumulated	37,078	36,103	35,226	34,165	33,329	34,706	31,526

Annuity benefits accumulated in excess of investments (a)	$(87)	$(110)	$(271)	$(230)	$(327)	$(235)	$(276)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.68%	4.64%	4.70%	4.83%	4.74%	4.73%	4.63%
Interest credited	(2.09%)	(2.06%)	(2.03%)	(2.02%)	(1.99%)	(2.03%)	(2.01%)

Net interest spread on fixed annuities	2.59%	2.58%	2.67%	2.81%	2.75%	2.70%	2.62%
Policy charges and other miscellaneous income	0.08%	0.08%	0.09%	0.10%	0.10%	0.10%	0.11%
Other annuity benefit expenses, net	(0.04%)	(0.51%)	(0.24%)	(0.27%)	(0.29%)	(0.33%)	(0.28%)
Acquisition expenses	(0.28%)	(0.59%)	(0.76%)	(0.89%)	(0.94%)	(0.79%)	(0.62%)
Other expenses	(0.36%)	(0.38%)	(0.36%)	(0.35%)	(0.38%)	(0.37%)	(0.37%)
Change in fair value of derivatives	(1.03%)	(0.89%)	(0.05%)	0.10%	0.30%	(0.15%)	(0.22%)
Unlockings	0.00%	(0.04%)	0.00%	(0.32%)	0.00%	(0.09%)	(0.01%)

Net spread earned on fixed annuities	0.96%	0.25%	1.35%	1.18%	1.54%	1.07%	1.23%

Average annuity benefits accumulated	$37,078	$36,103	$35,226	$34,165	$33,329	$34,706	$31,526
Net spread earned on fixed annuities	0.96%	0.25%	1.35%	1.18%	1.54%	1.07%	1.23%

Earnings on fixed annuity benefits accumulated	$89	$22	$119	$101	$128	$370	$387
Annuity benefits accumulated in excess of investments	$(87)	$(110)	$(271)	$(230)	$(327)	$(235)	$(276)
Net investment income (as % of investments)	4.68%	4.64%	4.70%	4.83%	4.74%	4.73%	4.63%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(1)	$(1)	$(3)	$(3)	$(4)	$(11)	$(13)
Variable annuity earnings (includes unlockings)	2	(1)	1	1	1	2	6

Earnings before income taxes	$90	$20	$117	$99	$125	$361	$380

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting and unlockings	1.43%	0.81%	1.37%	1.46%	1.38%	1.26%	1.34%
Change in fair value of derivatives	(1.03%)	(0.89%)	(0.05%)	0.10%	0.30%	(0.15%)	(0.22%)
Estimated net offsets to deferred sales inducements, deferred policy acquisition costs and related reserves	0.56%	0.37%	0.03%	(0.06%)	(0.14%)	0.05%	0.12%
Unlockings	0.00%	(0.04%)	0.00%	(0.32%)	0.00%	(0.09%)	(0.01%)

Net spread earned - after impact of fair value accounting and unlockings	0.96%	0.25%	1.35%	1.18%	1.54%	1.07%	1.23%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Retail single premium annuities - indexed	$301	$392	$354	$378	$294	$1,418	$990
Retail single premium annuities - fixed	29	27	17	22	21	87	70
Broker dealer single premium annuities - indexed	227	335	322	355	259	1,271	733
Broker dealer single premium annuities - fixed	6	4	3	4	3	14	7
Financial institutions single premium annuities - indexed	424	455	460	448	413	1,776	1,711
Financial institutions single premium annuities - fixed	344	142	114	131	105	492	622
Pension risk transfer (PRT)	10	75	56	1	—	132	6
Education market - fixed and indexed annuities	49	46	46	54	46	192	174

Subtotal fixed annuity premiums	1,390	1,476	1,372	1,393	1,141	5,382	4,313
Variable annuities	5	6	6	6	7	25	28

Total annuity premiums	$1,395	$1,482	$1,378	$1,399	$1,148	$5,407	$4,341

Summary by Distribution Channel:
Retail	$330	$419	$371	$400	$315	$1,505	$1,060
Broker dealer	233	339	325	359	262	1,285	740
Financial institutions	768	597	574	579	518	2,268	2,333
Other	64	127	108	61	53	349	208

Total annuity premiums	$1,395	$1,482	$1,378	$1,399	$1,148	$5,407	$4,341

Summary by Product Type:
Total indexed	$980	$1,211	$1,164	$1,213	$992	$4,580	$3,523
Total fixed	410	265	208	180	149	802	790
Variable	5	6	6	6	7	25	28

Total annuity premiums	$1,395	$1,482	$1,378	$1,399	$1,148	$5,407	$4,341

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Beginning fixed annuity reserves	$36,431	$35,774	$34,678	$33,652	$33,005	$33,005	$29,647
Premiums	1,390	1,476	1,372	1,393	1,141	5,382	4,313
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	225	—	—	—	225	(64)
Surrenders, benefits and other withdrawals	(761)	(796)	(707)	(706)	(627)	(2,836)	(2,246)
Interest and other annuity benefit expenses:
Interest credited	194	186	179	173	166	704	633
Embedded derivative mark-to-market	462	(490)	223	82	(63)	(248)	564
Change in other benefit reserves	8	52	29	29	30	140	117
Unlockings	—	4	—	55	—	59	41

Ending fixed annuity reserves	$37,724	$36,431	$35,774	$34,678	$33,652	$36,431	$33,005

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$37,724	$36,431	$35,774	$34,678	$33,652	$36,431	$33,005
Impact of unrealized investment gains on reserves	108	10	8	32	71	10	133
Fixed component of variable annuities	174	175	176	176	178	175	178

Annuity benefits accumulated per balance sheet	$38,006	$36,616	$35,958	$34,886	$33,901	$36,616	$33,316

Annualized surrenders and other withdrawals as a % of beginning reserves	8.4%	8.9%	8.2%	8.4%	7.6%	8.6%	7.6%
Rider reserves included in ending fixed annuity reserves above	$478	$472	$428	$411	$381	$472	$358

Embedded Derivative liability included in ending fixed annuity reserves above	$3,247	$2,720	$3,105	$2,776	$2,549	$2,720	$2,542

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
GMIR
1 - 1.99%	79%	79%	78%	78%	77%	76%
2 - 2.99%	4%	4%	4%	4%	5%	5%
3 - 3.99%	8%	8%	9%	9%	9%	10%
4.00% and above	9%	9%	9%	9%	9%	9%
Annuity Benefits Accumulated	$38,006	$36,616	$35,958	$34,886	$33,901	$33,316
Traditional Fixed and FIA Surrender Value (a) (b)	$29,163	$27,842	$27,434	$26,502	$25,582	$25,138
Ability to Lower Average Crediting Rates by (a) (c)	1.20%	1.19%	1.16%	1.09%	1.00%	0.92%
Pretax earnings impact of crediting guaranteed minimums (a)	$350	$331	$317	$288	$255	$230
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Earnings Guidance ($ in millions)

					Earnings Sensitivities
					(Incremental Changes are Versus Amounts Assumed in Guidance)
							Incremental
	Guidance as provided						+/- 1% Yield on
	in conjunction						Partnerships,
	with AFG’s			Midpoint	Incremental	Incremental	Private Equities,
	1st Quarter			of	+/- 1%	+/-10bps change in	Mark-to-Market
	Earnings Release			Guidance	S&P 500 (a) (b)	Interest Rates (b) (c)	Investments (a)
Pretax Annuity Earnings (Before Impact of Fair Value Accounting for FIAs)	$445	to	$475	$460	~ +/- $1mm to $2mm		~ +/- $8mm
Implied Fair Value Accounting Impact	(80)	to	(50)	(65)	~ +/- $1mm to $2mm	~ +/- $8mm to $10mm

Pretax Annuity Earnings, As Reported	$365	to	$425	$395	~ +/- $2mm to $4mm	~ +/- $8mm to $10mm	~ +/- $8mm

(a)	Current guidance assumptions related to Pretax Annuity Earnings (Before Impact of Fair Value Accounting for FIAs), as provided in conjunction with AFG’s 1st Quarter Earnings Release:

*	Assumes 20% increase in stock market in 2019 (see additional information on page 13)

*	Assumes 8% to 9% yield on partnerships, private equities and investments marked to market in last 3 quarters of 2019 (see additional information on page 26)

(b)	Current guidance assumptions related to Impact of Fair Value Accounting for FIAs, as provided in conjunction with AFG’s 1st Quarter Earnings Release:

*	Assumes 20% increase in stock market in 2019

*	Assumes 10 to 20 bp increase in average of 5 year and 15 year Corporate A2 rate in last 3 quarters of 2019

*	See additional information on page 13

(c)	Assumes parallel shift in rates (primarily Corporate A2 rates)

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
Assets:
Total cash and investments	$51,040	$48,498	$47,841	$46,779	$45,949	$46,048
Recoverables from reinsurers	3,258	3,349	3,352	3,073	3,173	3,369
Prepaid reinsurance premiums	636	610	717	645	614	600
Agents’ balances and premiums receivable	1,283	1,234	1,299	1,266	1,113	1,146
Deferred policy acquisition costs	1,447	1,682	1,669	1,582	1,417	1,216
Assets of managed investment entities	4,786	4,700	4,998	5,032	5,090	4,902
Other receivables	1,011	1,090	1,633	1,048	918	1,030
Variable annuity assets (separate accounts)	610	557	650	636	632	644
Other assets	1,854	1,529	1,832	1,574	1,551	1,504
Goodwill	207	207	199	199	199	199

Total assets	$66,132	$63,456	$64,190	$61,834	$60,656	$60,658

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,623	$9,741	$9,670	$9,093	$9,193	$9,678
Unearned premiums	2,605	2,595	2,740	2,539	2,413	2,410
Annuity benefits accumulated	38,006	36,616	35,958	34,886	33,901	33,316
Life, accident and health reserves	632	635	643	647	656	658
Payable to reinsurers	730	752	932	721	661	743
Liabilities of managed investment entities	4,593	4,512	4,807	4,840	4,869	4,687
Long-term debt	1,423	1,302	1,302	1,301	1,301	1,301
Variable annuity liabilities (separate accounts)	610	557	650	636	632	644
Other liabilities	2,245	1,774	2,324	2,087	1,847	1,887

Total liabilities	$60,467	$58,484	$59,026	$56,750	$55,473	$55,324
Redeemable noncontrolling interests	$—	$—	$—	$—	$—	$3
Shareholders’ equity:
Common stock	$90	$89	$89	$89	$89	$88
Capital surplus	1,256	1,245	1,231	1,220	1,205	1,181
Retained earnings	3,875	3,588	3,800	3,628	3,584	3,248
Unrealized gains - equities	—	—	—	—	—	221
Unrealized gains - fixed maturities	464	83	93	191	342	619
Unrealized gains (losses) - fixed maturity-related cash flow hedges	—	(11)	(32)	(27)	(24)	(13)
Other comprehensive income, net of tax	(20)	(24)	(17)	(17)	(13)	(14)

Total shareholders’ equity	5,665	4,970	5,164	5,084	5,183	5,330
Noncontrolling interests	—	2	—	—	—	1

Total liabilities and equity	$66,132	$63,456	$64,190	$61,834	$60,656	$60,658

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
Shareholders’ equity	$5,665	$4,970	$5,164	$5,084	$5,183	$5,330
Unrealized (gains) related to fixed maturities	(464)	(72)	(61)	(164)	(318)	(606)

Adjusted shareholders’ equity	5,201	4,898	5,103	4,920	4,865	4,724
Goodwill	(207)	(207)	(199)	(199)	(199)	(199)
Intangibles	(51)	(54)	(31)	(34)	(36)	(26)

Tangible adjusted shareholders’ equity	$4,943	$4,637	$4,873	$4,687	$4,630	$4,499

Common shares outstanding	89.638	89.292	89.189	89.072	88.881	88.275
Book value per share:
Book value per share	$63.20	$55.66	$57.90	$57.08	$58.32	$60.38
Adjusted (a)	58.02	54.86	57.22	55.24	54.74	53.51
Tangible, adjusted (b)	55.14	51.93	54.64	52.63	52.10	50.95
Market capitalization
AFG’s closing common share price	$96.21	$90.53	$110.97	$107.33	$112.22	$108.54
Market capitalization	$8,624	$8,084	$9,897	$9,560	$9,974	$9,581
Price / Adjusted book value ratio	1.66	1.65	1.94	1.94	2.05	2.03

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
AFG subordinated debentures	425	300	300	300	300	300

Total principal amount of long-term debt	$1,443	$1,318	$1,318	$1,318	$1,318	$1,318
Shareholders’ equity	5,665	4,970	5,164	5,084	5,183	5,330
Noncontrolling interests (including redeemable NCI)	—	2	—	—	—	4
Less:
Unrealized (gains) related to fixed maturity investments	(464)	(72)	(61)	(164)	(318)	(606)

Total adjusted capital	$6,644	$6,218	$6,421	$6,238	$6,183	$6,046

Ratio of debt to total adjusted capital:
Including subordinated debt	21.7%	21.2%	20.5%	21.1%	21.3%	21.8%
Excluding subordinated debt	15.3%	16.4%	15.9%	16.3%	16.5%	16.8%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Property and Casualty Insurance
Paid Losses (GAAP)	$704	$719	$614	$629	$640	$2,602	$2,528

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/2017
Statutory Surplus
Property and Casualty Insurance	$3,041	$2,867	$2,885	$2,797	$2,781	$2,729
AFG’s principal annuity subsidiaries (total adjusted capital)	$3,035	$3,015	$2,703	$2,511	$2,442	$2,442
Allowable dividends without regulatory approval
Property and Casualty Insurance	$529	$529	$563	$563	$563	$563
Annuity and Run-off	768	768	263	263	263	263

Total	$1,297	$1,297	$826	$826	$826	$826

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2019
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,055	$716	$229	$—	$2,000	4%
Fixed maturities - Available for sale	8,041	35,379	11	—	43,431	85%
Fixed maturities - Trading	54	53	—	—	107	0%
Equity securities	1,110	762	58	—	1,930	4%
Investments accounted for using the equity method	578	862	—	—	1,440	3%
Mortgage loans	292	786	—	—	1,078	2%
Policy loans	—	172	—	—	172	0%
Equity index call options	—	620	—	—	620	1%
Real estate and other investments	133	278	43	(192)	262	1%

Total cash and investments	$11,263	$39,628	$341	$(192)	$51,040	100%

	Carrying Value - December 31, 2018
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,007	$339	$169	$—	$1,515	3%
Fixed maturities - Available for sale	7,853	34,132	12	—	41,997	87%
Fixed maturities - Trading	50	55	—	—	105	0%
Equity securities	1,017	744	53	—	1,814	4%
Investments accounted for using the equity method	557	817	—	—	1,374	3%
Mortgage loans	289	779	—	—	1,068	2%
Policy loans	—	174	—	—	174	0%
Equity index call options	—	184	—	—	184	0%
Real estate and other investments	134	276	44	(187)	267	1%

Total cash and investments	$10,907	$37,500	$278	$(187)	$48,498	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$77	$74	$72	$72	$66	$284	$258
Fixed maturities - Trading	1	1	—	2	—	3	3
Equity securities - dividends	13	11	13	11	13	48	51
Equity securities - MTM	2	9	(1)	5	—	13	—
Equity in investees	3	14	16	18	17	65	27
AFG managed CLOs	3	(1)	1	1	1	2	7
Other investments (a)	7	10	9	8	5	32	26

Gross investment income	106	118	110	117	102	447	372
Investment expenses	(2)	(3)	(2)	(2)	(2)	(9)	(10)

Total net investment income	$104	$115	$108	$115	$100	$438	$362

Average cash and investments (b)	$10,997	$10,651	$10,388	$10,346	$10,422	$10,497	$9,948

Average yield (c)	3.78%	4.32%	4.16%	4.45%	3.84%	4.17%	3.64%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$384	$376	$361	$350	$338	$1,425	$1,314
Equity securities - dividends	9	9	6	7	8	30	22
Equity securities - MTM	3	2	—	11	—	13	—
Equity in investees	18	19	25	23	29	96	37
AFG managed CLOs	8	(3)	3	3	2	5	16
Other investments (a)	15	18	19	19	17	73	70

Gross investment income	437	421	414	413	394	1,642	1,459
Investment expenses	(4)	(4)	(3)	(3)	(3)	(13)	(11)

Total net investment income	$433	$417	$411	$410	$391	$1,629	$1,448

Average cash and investments (b)	$36,991	$35,993	$34,955	$33,935	$33,002	$34,471	$31,250

Average yield (c)	4.68%	4.64%	4.70%	4.83%	4.74%	4.73%	4.63%

AFG consolidated net investment income:
Property & Casualty	$104	$115	$108	$115	$100	$438	$362
Annuity:
Fixed Annuity	433	417	411	410	391	1,629	1,448
Variable Annuity	2	2	2	2	3	9	10
Parent & other	14	4	10	7	4	25	34
Consolidate CLOs	(11)	4	(4)	(4)	(3)	(7)	(23)

Total net investment income	$542	$542	$527	$530	$495	$2,094	$1,831

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/18	12/31/17
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$2	$9	$(1)	$5	$—	$13	$—
Investments accounted for using the equity method (b)	3	14	16	18	17	65	27
AFG managed CLOs (eliminated in consolidation)	3	(1)	1	1	1	2	7

Total Property & Casualty	$8	$22	$16	$24	$18	$80	$34

Investments
Equity securities MTM through investment income (a)	$52	$50	$40	$40	$31	$50	$27
Investments accounted for using the equity method (b)	578	557	520	475	440	557	402
AFG managed CLOs (eliminated in consolidation)	57	56	57	57	66	56	64

Total Property & Casualty	$687	$663	$617	$572	$537	$663	$493

Annualized Yield - Property & Casualty	4.7%	13.8%	10.8%	17.3%	14.0%	13.9%	7.9%
Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$3	$2	$—	$11	$—	$13	$—
Investments accounted for using the equity method (b)	18	19	25	23	29	96	37
AFG managed CLOs (eliminated in consolidation)	8	(3)	3	3	2	5	16

Total Fixed Annuity	$29	$18	$28	$37	$31	$114	$53

Investments
Equity securities MTM through investment income (a)	$88	$84	$79	$79	$57	$84	$49
Investments accounted for using the equity method (b)	862	817	769	719	657	817	590
AFG managed CLOs (eliminated in consolidation)	136	132	134	135	155	132	151

Total Fixed Annuity	$1,086	$1,033	$982	$933	$869	$1,033	$790

Annualized Yield - Fixed Annuity	10.9%	7.1%	11.7%	16.4%	14.9%	12.4%	8.2%
Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$11	$6	$1	$16	$(1)	$22	$7
Investments accounted for using the equity method (b)	21	33	41	41	46	161	64
AFG managed CLOs (eliminated in consolidation)	11	(4)	4	4	3	7	23

Total Combined (including Parent)	$43	$35	$46	$61	$48	$190	$94

Investments
Equity securities MTM through investment income (a)	$198	$187	$176	$173	$142	$187	$132
Investments accounted for using the equity method (b)	1,440	1,374	1,289	1,194	1,097	1,374	992
AFG managed CLOs (eliminated in consolidation)	193	188	191	192	221	188	215

Total Combined (including Parent)	$1,831	$1,749	$1,656	$1,559	$1,460	$1,749	$1,339

Annualized Yield - Combined	9.6%	8.2%	11.4%	16.2%	13.7%	12.2%	8.3%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
March 31, 2019	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$243	$243	$—	1%	0%
States, municipalities and political subdivisions	6,768	7,001	233	16%	14%
Foreign government	176	178	2	1%	0%
Residential mortgage-backed securities	2,479	2,758	279	6%	5%
Commercial mortgage-backed securities	900	924	24	2%	2%
Asset-backed securities	9,909	10,018	109	23%	20%
Corporate and other bonds	22,050	22,416	366	51%	44%

Total AFG consolidated	$42,525	$43,538	$1,013	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.44%
Net of investment expense (a)	4.39%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2018	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$245	$243	$(2)	1%	1%
States, municipalities and political subdivisions	6,850	6,964	114	17%	14%
Foreign government	166	168	2	0%	0%
Residential mortgage-backed securities	2,478	2,746	268	7%	6%
Commercial mortgage-backed securities	905	920	15	2%	2%
Asset-backed securities	9,781	9,811	30	23%	20%
Corporate and other bonds	21,517	21,250	(267)	50%	44%

Total AFG consolidated	$41,942	$42,102	$160	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	March 31, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$203	$204	1	2%	$203	$202	$(1)	3%
States, municipalities and political subdivisions	2,559	2,610	51	32%	2,630	2,642	12	33%
Foreign government	165	165	—	2%	155	156	1	2%
Residential mortgage-backed securities	720	784	64	10%	725	784	59	10%
Commercial mortgage-backed securities	88	90	2	1%	83	84	1	1%
Asset-backed securities	2,315	2,316	1	29%	2,275	2,259	(16)	29%
Corporate and other bonds	1,908	1,926	18	24%	1,792	1,776	(16)	22%

Property and Casualty Insurance	$7,958	$8,095	$137	100%	$7,863	$7,903	$40	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.93%				3.91%
Net of investment expense (a)	3.85%				3.81%
Tax equivalent, net of investment expense (b)	4.04%				3.99%
Approximate average life and duration:
Approximate average life	4.5 years				4.5 years
Approximate duration	3.5 years				3.5 years

	March 31, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$40	$39	$(1)	0%	$42	$41	$(1)	0%
States, municipalities and political subdivisions	4,209	4,391	182	12%	4,220	4,322	102	13%
Foreign government	11	13	2	0%	11	12	1	0%
Residential mortgage-backed securities	1,757	1,963	206	6%	1,750	1,950	200	6%
Commercial mortgage-backed securities	812	834	22	2%	822	836	14	2%
Asset-backed securities	7,594	7,702	108	22%	7,506	7,552	46	22%
Corporate and other bonds	20,142	20,490	348	58%	19,725	19,474	(251)	57%

Total Annuity and Run-off	$34,565	$35,432	$867	100%	$34,076	$34,187	$111	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.55%				4.59%
Net of investment expense (a)	4.51%				4.55%
Approximate average life and duration:
Approximate average life	6 years				6.5 years
Approximate duration	4.5 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	March 31, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,378	$7,447	$69	17%
AA	8,809	9,055	246	21%
A	10,268	10,504	236	24%
BBB	12,261	12,464	203	29%

Subtotal - Investment grade	38,716	39,470	754	91%
BB	709	705	(4)	2%
B	249	245	(4)	0%
Other (b)	2,851	3,118	267	7%

Subtotal - Non-Investment grade	3,809	4,068	259	9%

Total	$42,525	$43,538	$1,013	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,367	$7,359	$(8)	17%
AA	8,714	8,831	117	21%
A	10,006	9,989	(17)	24%
BBB	12,206	12,053	(153)	29%

Subtotal - Investment grade	38,293	38,232	(61)	91%
BB	703	685	(18)	2%
B	261	254	(7)	0%
Other (b)	2,685	2,931	246	7%

Subtotal - Non-Investment grade	3,649	3,870	221	9%

Total	$41,942	$42,102	$160	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

March 31, 2019	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$163	$163	$—	4%	0%
Prime (Non-Agency)	960	1,089	129	30%	2%
Alt-A	1,005	1,118	113	30%	2%
Subprime	351	388	37	11%	1%
Commercial	900	924	24	25%	2%

Total AFG consolidated	$3,379	$3,682	$303	100%	7%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 81%; Subprime 83%; CMBS 100%.

•	The average FICO score of our residential MBS securities is - Prime 734; Alt-A 696; Subprime 630.

•	96% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 34%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 4 years.

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$170	$168	$(2)	5%	1%
Prime (Non-Agency)	967	1,098	131	30%	2%
Alt-A	972	1,074	102	29%	2%
Subprime	369	406	37	11%	1%
Commercial	905	920	15	25%	2%

Total AFG consolidated	$3,383	$3,666	$283	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	March 31, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$131	$130	$(1)	15%	1%
Prime (Non-Agency)	138	154	16	18%	1%
Alt-A	296	330	34	38%	3%
Subprime	155	170	15	19%	2%
Commercial	88	90	2	10%	1%

Total	$808	$874	$66	100%	8%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$137	$134	$(3)	15%	1%
Prime (Non-Agency)	138	155	17	18%	1%
Alt-A	289	319	30	37%	3%
Subprime	161	176	15	20%	2%
Commercial	83	84	1	10%	1%

Total	$808	$868	$60	100%	8%

Annuity and Run-off:

	March 31, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$32	$33	$1	1%	0%
Prime (Non-Agency)	820	924	104	33%	2%
Alt-A	709	788	79	28%	2%
Subprime	196	218	22	8%	1%
Commercial	812	834	22	30%	2%

Total	$2,569	$2,797	$228	100%	7%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$33	$34	$1	1%	0%
Prime (Non-Agency)	826	931	105	34%	2%
Alt-A	683	755	72	27%	2%
Subprime	208	230	22	8%	1%
Commercial	822	836	14	30%	2%

Total	$2,572	$2,786	$214	100%	7%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	March 31, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,099	$1,122	$23	31%
AA	158	161	3	4%
A	324	338	14	9%
BBB	198	206	8	6%

Subtotal - investment grade	1,779	1,827	48	50%
BB	133	136	3	4%
B	136	136	—	4%
Other (b)	1,331	1,583	252	42%

Total	$3,379	$3,682	$303	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,107	$1,119	$12	31%
AA	143	147	4	4%
A	263	270	7	7%
BBB	232	243	11	7%

Subtotal - investment grade	1,745	1,779	34	49%
BB	128	131	3	3%
B	155	154	(1)	4%
Other (b)	1,355	1,602	247	44%

Total	$3,383	$3,666	$283	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - March 31, 2019
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$208	$1,930	$102	$361	$761	$3,911	$174	$7,447	17%
AA	22	4,448	53	144	17	2,678	1,693	9,055	21%
A	—	456	1	310	28	2,141	7,568	10,504	24%
BBB	—	109	2	130	76	766	11,381	12,464	29%

Subtotal - Investment grade	230	6,943	158	945	882	9,496	20,816	39,470	91%
BB	—	—	—	101	35	34	535	705	2%
B	—	8	—	134	2	4	97	245	0%
CCC, CC, C	—	—	—	648	5	2	12	667	2%
D	5	—	—	220	—	—	—	225	0%

Subtotal - Non-Investment grade	5	8	—	1,103	42	40	644	1,842	4%
Not Rated	8	50	20	710	—	482	956	2,226	5%

Total	$243	$7,001	$178	$2,758	$924	$10,018	$22,416	$43,538	100%

	Fair Value - December 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$213	$1,889	$98	$367	$752	$3,870	$170	$7,359	17%
AA	22	4,456	53	129	18	2,570	1,583	8,831	21%
A	—	448	—	248	22	2,086	7,185	9,989	24%
BBB	—	110	—	169	74	769	10,931	12,053	29%

Subtotal - Investment grade	235	6,903	151	913	866	9,295	19,869	38,232	91%
BB	—	—	—	97	34	23	531	685	2%
B	—	8	—	151	3	4	88	254	0%
CCC, CC, C	—	—	—	670	5	2	12	689	2%
D	—	3	—	230	—	—	1	234	1%

Subtotal - Non-Investment grade	—	11	—	1,148	42	29	632	1,862	5%
Not Rated	8	50	17	685	12	487	749	2,008	4%

Total	$243	$6,964	$168	$2,746	$920	$9,811	$21,250	$42,102	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.